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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)   October 30, 2000

                 Integrated Business Systems and Services, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


       South Carolina                    0-24031                 57-0910139
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


            115 Atrium Way, Suite 228, Columbia, South Carolina 29223 (Address, Including Zip Code, of Principal Executive Offices)


                                 (803) 736-5595
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         Integrated Business Systems and Services, Inc. ("IBSS") desires to report the following recent event:

         On October 30, 2000, IBSS announced that it has joined the Sun Developer Connection(SM) Program. IBSS has demonstrated its commitment to the Sun platform with its Synapse technology being fully compliant with the Solaris(TM) 8 Operating Environment. A copy of the News Release announcing the arrangement with the Sun Developer Connection(SM) Program is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1, News Release, dated October 30, 2000.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



Date: October 30, 2000           By: /s/ William S. McMaster
                                     -------------------------------------------
                                     William S. McMaster
                                     Chief Financial Officer and General Counsel




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